Exhibit 99.3

QUARTERLY ADJUSTED OPERATING INCOME AND OPERATING RATIO RECONCILIATION

TO COMPARABLE GAAP MEASURES BY SEGMENT (UNAUDITED) (a)

FOR THE TWO YEAR PERIOD ENDED DECEMBER 31, 2013

(Amounts in thousands)

	Three Months Ended								Years Ended December 31,
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	2012	2013
Truckload:
Operating revenue	$551,247	575,193	564,802	591,100	559,595	588,724	579,494	585,222	$2,282,342	2,313,035
Less: Fuel surcharge revenue	116,866	124,059	117,344	125,354	118,339	120,144	119,088	115,568	483,623	473,139

Revenue xFSR	434,381	451,134	447,458	465,746	441,256	468,580	460,406	469,654	1,798,719	1,839,896

Operating expense	504,693	507,199	510,984	513,461	517,192	524,110	521,441	524,329	2,036,337	2,087,072
Adjusted for:
Fuel surcharge revenue	(116,866)	(124,059)	(117,344)	(125,354)	(118,339)	(120,144)	(119,088)	(115,568)	(483,623)	(473,139)

Adjusted operating expense	387,827	383,140	393,640	388,107	398,853	403,966	402,353	408,761	1,552,714	1,613,933

Adjusted operating income	$46,554	67,994	53,818	77,639	42,403	64,614	58,053	60,893	$246,005	225,963

Adjusted Operating Ratio	89.3%	84.9%	88.0%	83.3%	90.4%	86.2%	87.4%	87.0%	86.3%	87.7%
Operating Ratio	91.6%	88.2%	90.5%	86.9%	92.4%	89.0%	90.0%	89.6%	89.2%	90.2%
Dedicated:
Operating revenue	$171,539	181,873	182,843	188,150	179,226	182,651	184,550	192,502	$724,405	738,929
Less: Fuel surcharge revenue	31,131	34,415	32,953	35,999	34,433	33,998	34,424	35,208	134,498	138,063

Revenue xFSR	140,408	147,458	149,890	152,151	144,793	148,653	150,126	157,294	589,907	600,866

Operating expense	157,032	163,358	165,761	164,228	160,272	158,388	164,042	172,707	650,379	655,409
Adjusted for:
Fuel surcharge revenue	(31,131)	(34,415)	(32,953)	(35,999)	(34,433)	(33,998)	(34,424)	(35,208)	(134,498)	(138,063)

Adjusted operating expense	125,901	128,943	132,808	128,229	125,839	124,390	129,618	137,499	515,881	517,346

Adjusted operating income	$14,507	18,515	17,082	23,922	18,954	24,263	20,508	19,795	$74,026	83,520

Adjusted Operating Ratio	89.7%	87.4%	88.6%	84.3%	86.9%	83.7%	86.3%	87.4%	87.5%	86.1%
Operating Ratio	91.5%	89.8%	90.7%	87.3%	89.4%	86.7%	88.9%	89.7%	89.8%	88.7%
Central Refrigerated:
Operating revenue	$101,389	103,772	104,042	106,530	106,402	111,238	115,339	119,552	$415,733	452,531
Less: Fuel surcharge revenue	24,197	24,750	23,827	24,567	24,850	24,162	23,300	23,000	97,341	95,312

Revenue xFSR	77,192	79,022	80,215	81,963	81,552	87,076	92,039	96,552	318,392	357,219

Operating expense	97,679	97,327	99,526	99,867	101,681	105,578	111,917	115,673	394,399	434,849
Adjusted for:
Fuel surcharge revenue	(24,197)	(24,750)	(23,827)	(24,567)	(24,850)	(24,162)	(23,300)	(23,000)	(97,341)	(95,312)

Adjusted operating expense	73,482	72,577	75,699	75,300	76,831	81,416	88,617	92,673	297,058	339,537

Adjusted operating income	$3,710	6,445	4,516	6,663	4,721	5,660	3,422	3,879	$21,334	17,682

Adjusted Operating Ratio	95.2%	91.8%	94.4%	91.9%	94.2%	93.5%	96.3%	96.0%	93.3%	95.1%
Operating Ratio	96.3%	93.8%	95.7%	93.7%	95.6%	94.9%	97.0%	96.8%	94.9%	96.1%
Intermodal:
Operating revenue	$73,647	86,145	91,745	103,957	83,264	90,994	96,478	105,339	$355,494	376,075
Less: Fuel surcharge revenue	15,481	18,414	19,397	22,279	18,011	18,814	19,825	20,944	75,571	77,594

Revenue xFSR	58,166	67,731	72,348	81,678	65,253	72,180	76,653	84,395	279,923	298,481

Operating expense	77,453	86,004	93,983	104,540	84,868	90,206	94,947	100,435	361,980	370,456
Adjusted for:
Fuel surcharge revenue	(15,481)	(18,414)	(19,397)	(22,279)	(18,011)	(18,814)	(19,825)	(20,944)	(75,571)	(77,594)

Adjusted operating expense	61,972	67,590	74,586	82,261	66,857	71,392	75,122	79,491	286,409	292,862

Adjusted operating income	$(3,806)	141	(2,238)	(583)	(1,604)	788	1,531	4,904	$(6,486)	5,619

Adjusted Operating Ratio	106.5%	99.8%	103.1%	100.7%	102.5%	98.9%	98.0%	94.2%	102.3%	98.1%
Operating Ratio	105.2%	99.8%	102.4%	100.6%	101.9%	99.1%	98.4%	95.3%	101.8%	98.5%

(a)	In the first quarter of 2014, we reorganized out reportable segments to reflect our revised reporting structure of our lines of businesses following the integration of Central Refrigerated. In association with the organizational reorganization, the operations of Central Refrigerated’s Trailer on Flat Car (“TOFC”) business will be reported within our Intermodal segment and the operations of Central Refrigerated’s logistic business, third party leasing and other services provided to owner-operators will be reported within our other non-reportable segment. All prior period historical results related to the above noted segment reorganization have been retrospectively recast.